UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2013

Item 1.  Report to Stockholders.

[Calvert Large Cap Value Fund Semi-Annual Report to Shareholders]

[Calvert Equity Income Fund Semi-Annual Report to Shareholders]

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Investment Climate

The six-month period ended March 31, 2013 was marked by uncertainties surrounding the U.S. presidential election and impending fiscal cliff, with equity markets ultimately benefiting from a relief rally to start 2013 as market participants responded favorably to the last-minute, short-term fiscal cliff deal. Hurricane Sandy weighed on the manufacturing sector, especially in the northeast, but improving data in the U.S. labor and housing markets and accommodative monetary policy by the Federal Reserve (Fed) helped boost investor sentiment.

There was some progress on the European policy front, but recessionary pressures in the eurozone and concerns about slower growth in China were a drag on international equity markets as the period wore on. Despite the headwinds emanating from Europe, all major global equity indices finished the first half of the fiscal year in positive territory with the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returning 10.19%, 11.10%, 14.48%, 12.18%, and 3.95%, respectively.

In a reversal of a multi-year trend, value stocks significantly outperformed growth stocks, and within the Russell 1000 Index, Financials, Industrials, and Consumer

Extending the Environmental, Social, and Governance Analytical Framework

U.S. consumers and investors are becoming more educated about how environmental, social, and governance (ESG) matters impact themselves and the economy. In fact, the increasing availability of information about ESG practices and their impacts on company performance is forcing companies to upgrade their standards and practices.  Rather than risking backlash from regulators, the public, or investors, companies are now trying to manage and mitigate these risks and the potential for events such as the BP oil spill to protect their brand value and support continued consumer demand.

While this is positive for the U.S. economy as a whole, and for the companies poised to benefit from the push toward improving ESG awareness, it presents an increasingly complex investment landscape. At the same time, it also presents investors with a unique opportunity to identify and benefit from these trends.

That is why at Calvert we have developed sophisticated analytical approaches that enable our investment analysts and portfolio managers to quantify ESG issues in our valuation calculations and the buy and sell decisions of certain of our equity portfolios. This process further merges values with valuations in a way that seeks to improve investment performance and mitigate risks. To this end, we believe the ability to leverage the proprietary expertise of our investment and sustainability research teams can set Calvert apart as we strive to integrate ESG more deeply into our active portfolio management, seeking to identify those companies that manage their ESG impacts sustainably and create the most shareholder value.

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Discretionary were the top-performing sectors, while the Information Technology, Telecommunication Services, and Energy sectors lagged.

Congress Avoids Fiscal Cliff but Political Dysfunction Continues

The fiscal cliff became a major source of concern for investors as the calendar-year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before Congress reached a last-minute deal that allowed the payroll tax cut to expire and postponed most spending cuts for two months, spurring a relief rally. However, political dysfunction quickly returned to the forefront as U.S. policymakers were unable to reach a deal to avoid sequestration, prompting $85 billion in automatic spending cuts to take effect. Despite renewed fiscal policy headwinds, investors looked past the federal budget sequester and focused on the gradually improving economic conditions in the United States.

Economic Recovery in the United States Continues Despite Hurricane Sandy

Despite the negative economic impact of Hurricane Sandy, other U.S. macro data were mostly positive. Vehicle sales remained strong, construction spending continued to increase, and exports from the United States reached a record high as manufacturing activity rebounded following the “superstorm.” Our contention in the second half of 2011 that the U.S. housing sector had started to recover is now supported by multiple data points, including sales of new and existing homes as well as building permits and hous-

CALVERT LARGE CAP
VALUE FUND
MARCH 31, 2013

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/13	3/31/13
Class A	12.52%	16.10%
Class C	11.88%	14.79%
Class Y	12.66%	16.40%

Russell 1000 Value
Index	14.02%	18.77%

Lipper Large-Cap Value
Funds Average	12.67%	14.96%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	10.1%
Consumer Staples	6.8%
Energy	15.3%
Financials	25.1%
Health Care	11.3%
Industrials	6.5%
Information Technology	9.0%
Materials	6.5%
Short-Term Investments	2.9%
Telecommunication Services	3.0%
Utilities	3.5%
Total	100%

TEN LARGEST	% OF NET
STOCK HOLDINGS	ASSETS
Target Corp.	2.5%
Pfizer, Inc.	2.5%
Exxon Mobil Corp.	2.5%
Microsoft Corp.	2.5%
Royal Dutch Shell plc (ADR)	2.5%
GlaxoSmithKline plc (ADR)	2.5%
DIRECTV	2.4%
Capital One Financial Corp.	2.3%
PNC Financial Services Group, Inc.	2.3%
E. I. du Pont de Nemours & Co.	2.3%
Total	24.3%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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ing starts, which all increased through the first half of the fiscal year. At the same time, the inventory of homes for sale continued to tighten, helping push home prices higher. The decision by the U.S. Fed to purchase $40 billion of mortgage-backed securities each month in an effort to lower long-term interest rates seemed to be working as mortgage rates remained near historic lows.

The labor market continued to show signs of healing as unemployment claims maintained their downward trend and the unemployment rate fell to 7.6% as of March, although this was driven by a drop in labor force participation.

Real gross domestic product (GDP) increased at a 3.1% annualized rate in the third quarter of 2012, although this slowed to a 0.1% gain in the fourth quarter. The marginal advance in the fourth quarter was attributed to a significant decline in government spending, which offset strong gains in residential investment and capital expenditures and a 2.2% increase in consumer spending.

The third-quarter U.S. earnings season proved to be less than stellar, as reported earnings of S&P 500 companies declined 1% on a year-over-year basis. However, 67% of S&P 500 companies beat earnings expectations and 65% topped revenue forecasts for the fourth-quarter earnings season.

Overall, strong signs of recovery in the U.S. housing market, the slowly improving employment picture, a decent earnings season, and good year-to-date performance in the equity markets seemed to be having a positive impact on Americans. Consumer confidence reached its highest level in five years while consumer spending also improved,

CALVERT LARGE CAP
VALUE FUND
MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES*	(with max. load)
One year	10.59%
Five year	2.24%
Ten year	7.77%

CLASS C SHARES	(with max. load)
One year	13.79%
Since inception (12/12/2008)	13.67%

CLASS Y SHARES*
One year	16.40%
Five year	3.48%
Ten year	8.52%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund. The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.85%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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giving us confidence that U.S. equity markets can continue to perform well in the long run.

Fed Maintains Accommodative Monetary Policy as Global Monetary Easing Cycle Continues

Inflation remained tame, allowing the Fed to maintain its accommodative stance. With that said, debate appeared to be growing inside the Fed about the appropriate time to scale back the most recent round of quantitative easing. The eventuality of this scale-back triggered considerable discussion in the media around the impact of rising interest rates.

Meanwhile, Japan launched a massive easing campaign aimed at fighting deflation, which helped produce a significant run in Japanese equities.

Progress on the Policy Front, but Eurozone in Double-Dip Recession

The eurozone officially entered into a recession in late 2012 for the second time in four years. With unemployment in the euro region hitting a record high 12%, and manufacturing PMI mired deep in contraction territory, the fiscal drag in the eurozone continued to be worse than anticipated. Even core European economies were not immune to the region’s recessionary pressures. The United Kingdom had its AAA credit rating cut by Moody’s, while the United Kingdom, Germany, Spain, and Belgium reported their economies shrank in the fourth quarter.

There were some notable improvements on the European sovereign debt side, however. The European Central Bank’s pledge to buy the sovereign debt of countries under severe fiscal stress helped restore some investor confidence in the eurozone bond market.

Economic and financial crisis was averted in Cyprus as the country’s policymakers reached a deal with eurozone finance ministers and international creditors for a 10 billion euro bailout. While the last-minute deal prevented imminent defaults of the country’s major banks, it also renewed concerns about the region’s ability to resolve its sovereign debt crisis.

Signs of China’s Economic Slowdown Stabilizing

Unfortunately, recessionary pressures in Europe are also likely to continue impacting emerging market economies. However, data released during the period suggested China’s economic slowdown was stabilizing and the Chinese government’s growth-boosting measures seemed to be having the desired effect without stoking inflation fears. China’s real GDP rose 7.9% in the fourth quarter and both measures of China’s Manufacturing PMI finished the period in expansion territory.

Despite these positive data points, the Chinese economy is not out of the woods yet. China’s transition from an export-driven economy to a more consumer-driven economy will likely face significant challenges. Having said that, continued economic growth in the United States could provide a significant positive boost for the Chinese economy.

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Outlook

Equity markets started 2013 having gained a tremendous amount of ground since the depths of the financial crisis. A recovering U.S. housing market, a decline in unemployment, record-high exports, and encouraging year-end manufacturing data fueled by an attractive U.S. dollar exchange rate have all helped boost U.S. equity market sentiment. However, with the possibility of another less-than-stellar upcoming earnings season, and few positive catalysts on the near-term horizon, a short-term pull-back in equities remains a distinct possibility.

We believe the U.S. economy will be able to maintain some expansion despite the sequester. Although having a short-term negative impact on economic growth, actions that reduce spending and improve budget strength for the United States over the long term are necessary. We expect housing to continue as a major driver of the recovery, having a positive impact on economic growth and consumer confidence as well as contributing to employment in housing-related sectors, as opposed to being a drag on the economy.

At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth. We believe the consensus forecast from the past several months for a European recovery was a bit premature. Because the economic recessionary pressures in the region are so pronounced and strong--especially in peripheral Europe, with Cyprus as one example, however small--the potential default issue may continue to resurface over time, reawakening markets to that reality.

Overall, we believe 2013 could be another good year for U.S. equities as investors look past the political dysfunction in Washington and move more money into stocks as they become more comfortable with risk. Value stocks generally performed better than growth companies in the second half of 2012 and we believe that this trend may persist in 2013, as risk aversion continues to subside. We also think small-cap equities are poised to post better returns than large-caps, driven by healthy earnings and top-line results as well as global M&A activity.

May 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 to March 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/12	3/31/13	10/1/12 - 3/31/13

CLASS A
Actual	$1,000.00	$1,125.17	$6.52
Hypothetical	$1,000.00	$1,018.80	$6.19
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,118.80	$12.41
Hypothetical	$1,000.00	$1,013.21	$11.80
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,126.65	$5.20
Hypothetical	$1,000.00	$1,020.04	$4.94
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2013

EQUITY SECURITIES - 96.7%	SHARES	VALUE
Beverages - 1.5%
PepsiCo, Inc	17,100	$1,352,781

Capital Markets - 2.8%
Goldman Sachs Group, Inc	7,613	1,120,253
Morgan Stanley	62,300	1,369,354
		2,489,607

Chemicals - 4.0%
Dow Chemical Co.	47,300	1,506,032
E. I. du Pont de Nemours & Co	40,600	1,995,896
		3,501,928

Commercial Banks - 7.2%
KeyCorp	176,100	1,753,956
PNC Financial Services Group, Inc.	30,600	2,034,900
US Bancorp	20,200	685,386
Wells Fargo & Co	48,823	1,805,963
		6,280,205

Commercial Services & Supplies - 3.0%
The ADT Corp	16,862	825,226
Tyco International Ltd	55,425	1,773,600
		2,598,826

Consumer Finance - 2.3%
Capital One Financial Corp	37,200	2,044,140

Diversified Financial Services - 5.0%
Bank of America Corp.	136,492	1,662,473
Citigroup, Inc.	20,300	898,072
JPMorgan Chase & Co.	37,764	1,792,279
		4,352,824

Diversified Telecommunication Services - 2.9%
AT&T, Inc.	46,390	1,702,049
Verizon Communications, Inc.	17,900	879,785
		2,581,834

Electric Utilities - 3.5%
Duke Energy Corp	18,449	1,339,213
The Southern Co.	37,200	1,745,424
		3,084,637

Electronic Equipment & Instruments - 1.6%
TE Connectivity Ltd	33,425	1,401,510

Food & Staples Retailing - 2.0%
CVS Caremark Corp.	31,500	1,732,185

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food Products - 1.4%
Unilever NV, NY Shares	29,900	$1,225,900

Health Care Equipment & Supplies - 0.8%
Abbott Laboratories	5,600	197,792
Covidien plc	6,825	463,008
		660,800

Health Care Providers & Services - 2.0%
WellPoint, Inc	26,600	1,761,718

Household Products - 1.8%
Procter & Gamble Co	20,600	1,587,436

Industrial Conglomerates - 1.8%
General Electric Co	67,500	1,560,600

Insurance - 7.7%
American International Group, Inc.*	40,900	1,587,738
Berkshire Hathaway, Inc., Class B*	16,300	1,698,460
Hartford Financial Services Group, Inc	68,300	1,762,140
MetLife, Inc.	44,600	1,695,692
		6,744,030

Internet Software & Services - 3.4%
eBay, Inc.*	27,000	1,463,940
Google, Inc.*	1,900	1,508,657
		2,972,597

IT Services - 1.5%
International Business Machines Corp.	6,200	1,322,460

Machinery - 0.7%
Deere & Co.	7,500	644,850

Media - 5.8%
CBS Corp., Class B	16,974	792,516
Comcast Corp	19,700	827,597
DIRECTV*	36,500	2,066,265
Time Warner, Inc.	24,507	1,412,093
		5,098,471

Metals & Mining - 2.5%
Barrick Gold Corp.	25,900	761,460
Newmont Mining Corp	34,600	1,449,394
		2,210,854

Multiline Retail - 2.5%
Target Corp.	32,300	2,210,935

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - 15.3%
ConocoPhillips	32,954	$1,980,536
Devon Energy Corp.	26,800	1,512,056
Exxon Mobil Corp	24,300	2,189,673
Marathon Oil Corp	56,100	1,891,692
Marathon Petroleum Corp	10,000	896,000
Occidental Petroleum Corp.	23,300	1,826,021
Phillips 66 Co.	13,427	939,487
Royal Dutch Shell plc (ADR)	33,100	2,156,796
		13,392,261

Pharmaceuticals - 8.5%
GlaxoSmithKline plc (ADR)	45,907	2,153,497
Johnson & Johnson	14,365	1,171,179
Merck & Co., Inc.	43,000	1,901,890
Pfizer, Inc.	76,200	2,199,132
		7,425,698

Road & Rail - 1.0%
Norfolk Southern Corp	11,300	871,004

Software - 2.5%
Microsoft Corp.	76,201	2,180,111

Specialty Retail - 1.7%
Lowe’s Co.’s, Inc	39,100	1,482,672

Total Equity Securities (Cost $70,310,213)		84,772,874

	PRINCIPAL
TIME DEPOSIT - 2.9%	AMOUNT
State Street Bank Time Deposit, 0.12%, 4/1/13	$2,575,333	2,575,333

Total Time Deposit (Cost $2,575,333)		2,575,333

TOTAL INVESTMENTS (Cost $72,885,546) - 99.6%		87,348,207
Other assets and liabilities, net - 0.4%		308,074
NET ASSETS - 100%		$87,656,281

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 423,839 shares outstanding		$21,013,783
Class C: 40,976 shares outstanding		1,887,700
Class Y: 1,054,238 shares outstanding		62,466,287
Undistributed net investment income		270,293
Accumulated net realized gain (loss)		(12,444,443)
Net unrealized appreciation (depreciation)		14,462,661

NET ASSETS		$87,656,281

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $24,547,607)	$57.92
Class C	(based on net assets of $2,378,163)	$58.04
Class Y	(based on net assets of $60,730,511)	$57.61

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $11,180)	$1,019,775
Interest income	1,312
Total investment income	1,021,087

Expenses:
Investment advisory fee	266,939
Transfer agency fees and expenses	32,574
Distribution Plan expenses:
Class A	27,049
Class C	10,349
Trustees’ fees and expenses	82,669
Administrative fees	82,135
Accounting fees	6,584
Custodian fees	7,725
Registration fees	22,288
Reports to shareholders	11,767
Professional fees	42,345
Miscellaneous	12,742
Total expenses	605,166
Reimbursement from Advisor:
Class A	(65,338)
Class C	(6,468)
Class Y	(89,636)
Fees paid indirectly	(35)
Net expenses	443,689

NET INVESTMENT INCOME	577,398

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,719,644
Change in unrealized appreciation (depreciation)	7,480,816

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,200,460

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,777,858

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS	MARCH 31, 2013	SEPTEMBER 30, 2012
Operations:
Net investment income	$577,398	$1,437,278
Net realized gain (loss)	1,719,644	(3,015,292)
Change in unrealized appreciation (depreciation)	7,480,816	21,967,792

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	9,777,858	20,389,778

Distributions to shareholders from:
Net investment income:
Class A shares	(266,209)	(230,506)
Class C shares	(4,415)	(4,147)
Class Y shares	(1,038,234)	(1,194,196)
Total distributions	(1,308,858)	(1,428,849)

Capital share transactions:
Shares sold:
Class A shares	4,395,041	5,024,123
Class C shares	364,910	572,018
Class Y shares	2,919,787	3,318,957
Reinvestment of distributions:
Class A shares	247,079	214,744
Class C shares	3,875	3,996
Class Y shares	1,022,871	1,186,496
Redemption fees:
Class A shares	55	197
Class Y shares	2,387	965
Shares redeemed:
Class A shares	(2,699,245)	(4,206,605)
Class C shares	(73,535)	(199,578)
Class Y shares	(11,846,340)	(16,671,682)
Total capital share transactions	(5,663,115)	(10,756,369)

TOTAL INCRESASE (DECREASE) IN NET ASSETS	2,805,885	8,204,560

NET ASSETS
Beginning of period	84,850,396	76,645,836
End of period (including undistributed net investment
income of $270,293 and $1,001,753, respectively)	$87,656,281	$84,850,396

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
CAPITAL SHARE ACTIVITY	MARCH 31, 2013	SEPTEMBER 30, 2012
Shares sold:
Class A shares	81,087	104,981
Class C shares	6,800	11,700
Class Y shares	53,585	69,170
Reinvestment of distributions:
Class A shares	4,756	4,742
Class C shares	74	88
Class Y shares	19,812	26,273
Shares redeemed:
Class A shares	(50,231)	(89,320)
Class C shares	(1,343)	(4,248)
Class Y shares	(224,111)	(347,064)
Total capital share activity	(109,571)	(223,678)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Large Cap Value Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

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Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts.

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Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$84,772,874	-	-	$84,772,874
Other debt obligations	-	$2,575,333	-	2,575,333
TOTAL	$84,772,874	$2,575,333	-	$87,348,207

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange

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rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTES B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $47,764 was payable

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at period end. In addition, $39,015 was payable at period end for operating expenses paid by the Advisor during March 2013.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Classes A, C, and Y. Under the terms of the agreement, $14,697 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $7,109 was payable at period end.

CID received $15,305 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2013.

Calvert Investment Services, Inc. (“CIS”) is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $5,786 for the six months ended March 31, 2013. Under the terms of the agreement, $1,035 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $17,851,155 and $25,146,415, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-18	($10,275,871)

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Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

The Fund intends to elect to defer net capital losses of $3,647,102 incurred from November 1, 2011 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013.

As of March 31, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$15,357,674
Unrealized (depreciation)	(1,073,117)
Net unrealized appreciation/(depreciation)	$14,284,557

Federal income tax cost of investments	$73,063,650

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2013.

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013	(z)	2012	2011 (z)
Net asset value, beginning	$52.14		$41.36	$43.38
Income from investment operations:
Net investment income	.34		.76	.61
Net realized and unrealized gain (loss)	6.11		10.69	(2.20)
Total from investment operations	6.45		11.45	(1.59)
Distributions from:
Net investment income	(.67)		(.67)	(.43)
Total distributions	(.67)		(.67)	(.43)
Total increase (decrease) in net asset value	5.78		10.78	(2.02)
Net asset value, ending	$57.92		$52.14	$41.36

Total return*	12.52%		27.92%	(3.78%)
Ratios to average net assets: A
Net investment income	1.26	% (a)	1.53%	1.30%
Total expenses	1.83	% (a)	1.85%	1.84%
Expenses before offsets	1.23	% (a)	1.23%	1.23%
Net expenses	1.23	% (a)	1.23%	1.23%
Portfolio turnover	22%		37%	25%
Net assets, ending (in thousands)	$24,548		$20,242	$15,213

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER30,
CLASS A SHARES	2010	(z)	2009 (z)	2008
Net asset value, beginning	$41.51		$46.85	$67.86
Income from investment operations:
Net investment income	.53		.68	1.03
Net realized and unrealized gain (loss)	1.75		(5.08)	(16.17)
Total from investment operations	2.28		(4.40)	(15.14)
Distributions from:
Net investment income	(.41)		(.93)	(.84)
Net realized gain	—		(.01)	(5.03)
Total distributions	(.41)		(.94)	(5.87)
Total increase (decrease) in net asset value	1.87		(5.34)	(21.01)
Net asset value, ending	$43.38		$41.51	$46.85

Total return*	5.50%		(8.91%)	(24.05%)
Ratios to average net assets: A
Net investment income	1.23%		1.97%	1.55%
Total expenses	1.99%		2.18%	1.15%
Expenses before offsets	1.23%		1.23%	1.15%
Net expenses	1.23%		1.23%	1.15%
Portfolio turnover	30%		31%	37%
Net assets, ending (in thousands)	$10,502		$5,701	$4,554

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013	(z)	2012	2011	(z)
Net asset value, beginning	$51.99		$41.24	$43.37
Income from investment operations:
Net investment income	.03		.18	.08
Net realized and unrealized gain (loss)	6.13		10.72	(2.18)
Total from investment operations	6.16		10.90	(2.10)
Distributions from:
Net investment income	(.11)		(.15)	(.03)
Total distributions	(.11)		(.15)	(.03)
Total increase (decrease) in net asset value	6.05		10.75	(2.13)
Net asset value, ending	$58.04		$51.99	$41.24

Total return*	11.88%		26.49%	(4.85%)
Ratios to average net assets: A
Net investment income	.13	% (a)	.39%	.18%
Total expenses	2.98	% (a)	3.22%	3.52%
Expenses before offsets	2.35	% (a)	2.35%	2.35%
Net expenses	2.35	% (a)	2.35%	2.35%
Portfolio turnover	22%		37%	25%
Net assets, ending (in thousands)	$2,378		$1,843	$1,151

			PERIODS ENDED
			SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES			2010 (z)	2009	(z)#
Net asset value, beginning			$41.61	$33.72
Income from investment operations:
Net investment income			.06	.15
Net realized and unrealized gain (loss)			1.78	7.74
Total from investment operations			1.84	7.89
Distributions from:
Net investment income			(.08)	**
Total distributions			(.08)	**
Total increase (decrease) in net asset value			1.76	7.89
Net asset value, ending			$43.37	$41.61

Total return*			4.41%	23.41%
Ratios to average net assets: A
Net investment income			.14%	.58	% (a)
Total expenses			5.09%	19.77	% (a)
Expenses before offsets			2.35%	2.35	% (a)
Net expenses			2.35%	2.35	% (a)
Portfolio turnover			30%	20%
Net assets, ending (in thousands)			$650	$182

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013	(z)	2012	2011 (z)
Net asset value, beginning	$52.09		$41.39	$43.50
Income from investment operations:
Net investment income	.40		.94	.71
Net realized and unrealized gain (loss)	6.09		10.61	(2.18)
Total from investment operations	6.49		11.55	(1.47)
Distributions from:
Net investment income	(.97)		(.85)	(.64)
Total distributions	(.97)		(.85)	(.64)
Total increase (decrease) in net asset value	5.52		10.70	(2.11)
Net asset value, ending	$57.61		$52.09	$41.39
Total return*	12.66%		28.23%	(3.55%)
Ratios to average net assets: A
Net investment income	1.50	% (a)	1.80%	1.52%
Total expenses	1.29	% (a)	1.26%	1.20%
Expenses before offsets	.98	% (a)	.98%	.98%
Net expenses	.98	% (a)	.98%	.98%
Portfolio turnover	22%		37%	25%
Net assets, ending (in thousands)	$60,731		$62,766	$60,282

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER30,	SEPTEMBER 30,
CLASS Y SHARES	2010	(z)	2009 (z)	2008
Net asset value, beginning	$41.85		$47.32	$68.56
Income from investment operations:
Net investment income	.65		.81	1.05
Net realized and unrealized gain (loss)	1.76		(5.18)	(16.22)
Total from investment operations	2.41		(4.37)	(15.17)
Distributions from:
Net investment income	(.76)		(1.09)	(1.04)
Net realized gain	—		(.01)	(5.03)
Total distributions	(.76)		(1.10)	(6.07)
Total increase (decrease) in net asset value	1.65		(5.47)	21.24
Net asset value, ending	$43.50		$41.85	$47.32

Total return*	5.77%		(8.70%)	(23.89%)
Ratios to average net assets: A
Net investment income	1.52%		2.32%	1.80%
Total expenses	1.17%		1.27%	.90%
Expenses before offsets	.98%		.98%	.90%
Net expenses	.98%		.98%	.90%
Portfolio turnover	30%		31%	37%
Net assets, ending (in thousands)	$73,263		$73,369	$82,922

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From December 12, 2008 inception.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution was less than $.01 per share.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 12, 2012, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory

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fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-year period ended June 30, 2012, and below the median of its peer group for the three- and five-year periods ended June 30, 2012. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2012, and underperformed its Lipper index for the three-and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Fund’s recent performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

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In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the performance of the Fund; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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or Overnight Mail
Calvert Investments
c/o BFDS,
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Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Investment Climate

The six-month period ended March 31, 2013 was marked by uncertainties surrounding the U.S. presidential election and impending fiscal cliff, with equity markets ultimately benefiting from a relief rally to start 2013 as market participants responded favorably to the last-minute, short-term fiscal cliff deal. Hurricane Sandy weighed on the manufacturing sector, especially in the northeast, but improving data in the U.S. labor and housing markets and accommodative monetary policy by the Federal Reserve (Fed) helped boost investor sentiment.

There was some progress on the European policy front, but recessionary pressures in the eurozone and concerns about slower growth in China were a drag on international equity markets as the period wore on. Despite the headwinds emanating from Europe, all major global equity indices finished the first half of the fiscal year in positive territory with the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returning 10.19%, 11.10%, 14.48%, 12.18%, and 3.95%, respectively.

In a reversal of a multi-year trend, value stocks significantly outperformed growth

Extending the Environmental, Social, and Governance Analytical Framework

U.S. consumers and investors are becoming more educated about how environmental, social, and governance (ESG) matters impact themselves and the economy. In fact, the increasing availability of information about ESG practices and their impacts on company performance is forcing companies to upgrade their standards and practices.  Rather than risking backlash from regulators, the public, or investors, companies are now trying to manage and mitigate these risks and the potential for events such as the BP oil spill to protect their brand value and support continued consumer demand.

While this is positive for the U.S. economy as a whole, and for the companies poised to benefit from the push toward improving ESG awareness, it presents an increasingly complex investment landscape. At the same time, it also presents investors with a unique opportunity to identify and benefit from these trends.

That is why at Calvert we have developed sophisticated analytical approaches that enable our investment analysts and portfolio managers to quantify ESG issues in our valuation calculations and the buy and sell decisions of certain of our equity portfolios. This process further merges values with valuations in a way that seeks to improve investment performance and mitigate risks. To this end, we believe the ability to leverage the proprietary expertise of our investment and sustainability research teams can set Calvert apart as we strive to integrate ESG more deeply into our active portfolio management, seeking to identify those companies that manage their ESG impacts sustainably and create the most shareholder value.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 4

CALVERT EQUITY
INCOME FUND
MARCH 31, 2013

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/13	3/31/13
Class A	10.94%	15.31%
Class C	10.34%	14.01%
Class Y	11.09%	15.50%

Russell 1000 Value
Index	14.02%	18.77%

Lipper Equity Income
Funds Average	10.81%	14.22%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	8.2%
Consumer Staples	7.0%
Energy	15.2%
Financials	26.0%
Health Care	11.1%
Industrials	7.9%
Information Technology	6.4%
Materials	6.0%
Short-Term Investments	4.2%
Telecommunication Services	3.9%
Utilities	4.1%
Total	100%

CALVERT EQUITY
INCOME FUND
MARCH 31, 2013

TEN LARGEST	% OF NET
STOCK HOLDINGS	ASSETS
Exxon Mobil Corp.	2.5%
Pfizer, Inc.	2.5%
GlaxoSmithKline plc (ADR)	2.5%
Royal Dutch Shell plc (ADR)	2.5%
Microsoft Corp.	2.5%
General Electric Co.	2.5%
Target Corp.	2.4%
AT&T, Inc.	2.4%
PNC Financial Services Group, Inc.	2.4%
Capital One Financial Corp.	2.3%
24.5%

stocks, and within the Russell 1000 Index, Financials, Industrials, and Consumer Discretionary were the top-performing sectors, while the Information Technology, Telecommunication Services, and Energy sectors lagged.

Congress Avoids Fiscal Cliff but Political Dysfunction Continues

The fiscal cliff became a major source of concern for investors as the calendar-year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before Congress reached a last-minute deal that allowed the payroll tax cut to expire and postponed most spending cuts for two months, spurring a relief rally. However, political dysfunction quickly returned to the forefront as U.S. policymakers were unable to reach a deal to avoid sequestra-

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

tion, prompting $85 billion in automatic spending cuts to take effect. Despite renewed fiscal policy headwinds, investors looked past the federal budget sequester and focused on the gradually improving economic conditions in the United States.

Economic Recovery in the United States Continues Despite Hurricane Sandy

Despite the negative economic impact of Hurricane Sandy, other U.S. macro data were mostly positive. Vehicle sales remained strong, construction spending continued to increase, and exports from the United States reached a record high as manufacturing activity rebounded following the “superstorm.”

CALVERT EQUITY
INCOME FUND
MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	9.81%
Since inception (10/31/2011)	14.24%

CLASS C SHARES	(with max. load)
One year	13.01%
Since inception (10/31/2011)	17.01%

CLASS Y SHARES
One year	15.50%
Since inception (10/31/2011)	18.26%

Our contention in the second half of 2011 that the U.S. housing sector had started to recover is now supported by multiple data points, including sales of new and existing homes as well as building permits and housing starts, which all increased through the first half of the fiscal year. At the same time, the inventory of homes for sale continued to tighten, helping push home prices higher. The decision by the U.S. Fed to purchase $40 billion of mortgage-backed securities each month in an effort to lower long-term interest rates seemed to be working as mortgage rates remained near historic lows.

The labor market continued to show signs of healing as unemployment claims maintained their downward trend and the unemployment rate fell to 7.6% as of March, although this was driven by a drop in labor force participation.

Real gross domestic product (GDP) increased at a 3.1% annualized rate in the third quarter of 2012, although this slowed to a 0.1% gain in the fourth quarter. The marginal advance in the fourth quarter was attributed to a significant decline in government spending, which offset strong gains in residential investment and capital expenditures and a 2.2% increase in consumer spending.

The third-quarter U.S. earnings season proved to be less than stellar, as reported earnings of S&P 500 companies declined 1% on a year-over-year basis. However, 67% of S&P 500 companies beat earnings expectations and 65% topped revenue forecasts for the fourth-quarter earnings season.

Overall, strong signs of recovery in the U.S. housing market, the slowly improving employment picture, a decent earnings season, and good year-to-date performance in the equity markets seemed to be having a positive impact on Americans. Consumer confidence reached its highest level in five years while consumer spending also improved, giving us confidence that U.S. equity markets can continue to perform well in the long run.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 3.34%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

Fed Maintains Accommodative Monetary Policy as Global Monetary Easing Cycle Continues

Inflation remained tame, allowing the Fed to maintain its accommodative stance. With that said, debate appeared to be growing inside the Fed about the appropriate time to scale back the most recent round of quantitative easing. The eventuality of this scale-back triggered considerable discussion in the media around the impact of rising interest rates.

Meanwhile, Japan launched a massive easing campaign aimed at fighting deflation, which helped produce a significant run in Japanese equities.

Progress on the Policy Front, but Eurozone in Double-Dip Recession

The eurozone officially entered into a recession in late 2012 for the second time in four years. With unemployment in the euro region hitting a record high 12%, and manufacturing PMI mired deep in contraction territory, the fiscal drag in the eurozone continued to be worse than anticipated. Even core European economies were not immune to the region’s recessionary pressures. The United Kingdom had its AAA credit rating cut by Moody’s, while the United Kingdom, Germany, Spain, and Belgium reported their economies shrank in the fourth quarter.

There were some notable improvements on the European sovereign debt side, however. The European Central Bank’s pledge to buy the sovereign debt of countries under severe fiscal stress helped restore some investor confidence in the eurozone bond market.

Economic and financial crisis was averted in Cyprus as the country’s policymakers reached a deal with eurozone finance ministers and international creditors for a 10 billion euro bailout. While the last-minute deal prevented imminent defaults of the country’s major banks, it also renewed concerns about the region’s ability to resolve its sovereign debt crisis.

Signs of China’s Economic Slowdown Stabilizing

Unfortunately, recessionary pressures in Europe are also likely to continue impacting emerging market economies. However, data released during the period suggested China’s economic slowdown was stabilizing and the Chinese government’s growth-boosting measures seemed to be having the desired effect without stoking inflation fears. China’s real GDP rose 7.9% in the fourth quarter and both measures of China’s Manufacturing PMI finished the period in expansion territory.

Despite these positive data points, the Chinese economy is not out of the woods yet. China’s transition from an export-driven economy to a more consumer-driven economy will likely face significant challenges. Having said that, continued economic growth in the United States could provide a significant positive boost for the Chinese economy.

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Outlook

Equity markets started 2013 having gained a tremendous amount of ground since the depths of the financial crisis. A recovering U.S. housing market, a decline in unemployment, record-high exports, and encouraging year-end manufacturing data fueled by an attractive U.S. dollar exchange rate have all helped boost U.S. equity market sentiment. However, with the possibility of another less-than-stellar upcoming earnings season, and few positive catalysts on the near-term horizon, a short-term pull-back in equities remains a distinct possibility.

We believe the U.S. economy will be able to maintain some expansion despite the sequester. Although having a short-term negative impact on economic growth, actions that reduce spending and improve budget strength for the United States over the long term are necessary. We expect housing to continue as a major driver of the recovery, having a positive impact on economic growth and consumer confidence as well as contributing to employment in housing-related sectors, as opposed to being a drag on the economy.

At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth. We believe the consensus forecast from the past several months for a European recovery was a bit premature. Because the economic recessionary pressures in the region are so pronounced and strong--especially in peripheral Europe, with Cyprus as one example, however small--the potential default issue may continue to resurface over time, reawakening markets to that reality.

Overall, we believe 2013 could be another good year for U.S. equities as investors look past the political dysfunction in Washington and move more money into stocks as they become more comfortable with risk. Value stocks generally performed better than growth companies in the second half of 2012 and we believe that this trend may persist in 2013, as risk aversion continues to subside. We also think small-cap equities are poised to post better returns than large-caps, driven by healthy earnings and top-line results as well as global M&A activity.

May 2013

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 to March 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/12	3/31/13	10/1/12 - 3/31/13
CLASS A
Actual	$1,000.00	$1,109.38	$6.47
Hypothetical	$1,000.00	$1,018.80	$6.19
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,103.42	$12.32
Hypothetical	$1,000.00	$1,013.21	$11.80
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,110.93	$5.16
Hypothetical	$1,000.00	$1,020.04	$4.94
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2013

EQUITY SECURITIES - 96.5%	SHARES	VALUE
Beverages - 2.1%
PepsiCo, Inc	2,800	$221,508

Capital Markets - 3.1%
Goldman Sachs Group, Inc	1,100	161,865
Morgan Stanley	4,700	103,306
Morgan Stanley Capital Trust VIII, Preferred	2,600	65,312
		330,483

Chemicals - 3.8%
Dow Chemical Co.	6,000	191,040
E. I. du Pont de Nemours & Co	4,300	211,388
		402,428

Commercial Banks - 9.2%
KeyCorp:
Common	20,700	206,172
Preferred	300	38,877
PNC Financial Services Group, Inc.	3,800	252,700
US Bancorp:
Common	2,400	81,432
Preferred	1,300	38,818
Wells Fargo & Co.:
Common	5,700	210,843
Preferred	120	154,650
		983,492

Commercial Services & Supplies - 2.8%
The ADT Corp	1,550	75,857
Tyco International Ltd	6,800	217,600
		293,457

Communications Equipment - 1.0%
Cisco Systems, Inc.	5,100	106,641

Consumer Finance - 3.3%
Capital One Financial Corp	4,500	247,275
Discover Financial Services, Preferred	3,900	100,776
		348,051

Diversified Financial Services - 7.0%
Bank of America Corp.:
Common	8,500	103,530
Preferred	130	158,361
Citigroup, Inc.:
Common	2,400	106,176
Preferred	875	55,344
CME Group, Inc.	1,800	110,502
JPMorgan Chase & Co.	4,400	208,824
		742,737

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 12

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Diversified Telecommunication Services - 3.9%
AT&T, Inc.	6,900	$253,161
Verizon Communications, Inc.	3,400	167,110
		420,271

Electric Utilities - 4.1%
Duke Energy Corp	2,266	164,489
Edison International	1,100	55,352
The Southern Co.	4,700	220,524
		440,365

Electrical Equipment - 0.5%
Emerson Electric Co.	1,000	55,870

Electronic Equipment & Instruments - 1.1%
TE Connectivity Ltd	2,900	121,597

Food & Staples Retailing - 2.1%
CVS Caremark Corp.	4,000	219,960

Food Products - 1.4%
Unilever NV, NY Shares	3,700	151,700

Health Care Equipment & Supplies - 0.5%
Covidien plc	800	54,272

Health Care Providers & Services - 2.0%
WellPoint, Inc	3,300	218,559

Household Products - 1.5%
Procter & Gamble Co	2,100	161,826

Industrial Conglomerates - 2.5%
General Electric Co	11,400	263,568

Insurance - 3.7%
Hartford Financial Services Group, Inc	6,900	178,020
MetLife, Inc.	5,600	212,912
		390,932

IT Services - 1.8%
International Business Machines Corp.	900	191,970

Machinery - 0.7%
Deere & Co.	900	77,382

Media - 4.5%
CBS Corp., Class B	2,300	107,387
Comcast Corp	3,900	163,839
Time Warner, Inc.	3,700	213,194
		484,420

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Metals & Mining - 2.2%
Barrick Gold Corp.	2,900	$85,260
Newmont Mining Corp	3,600	150,804
		236,064

Multiline Retail - 2.4%
Target Corp.	3,700	253,265

Oil, Gas & Consumable Fuels - 15.3%
ConocoPhillips	3,900	234,390
Devon Energy Corp.	3,700	208,754
Exxon Mobil Corp	3,000	270,330
Marathon Oil Corp	6,200	209,064
Marathon Petroleum Corp	1,200	107,520
Occidental Petroleum Corp.	2,800	219,436
Phillips 66 Co.	1,600	111,952
Royal Dutch Shell plc (ADR)	4,100	267,156
		1,628,602

Pharmaceuticals - 8.6%
GlaxoSmithKline plc (ADR)	5,700	267,387
Johnson & Johnson	2,000	163,060
Merck & Co., Inc.	5,000	221,150
Pfizer, Inc.	9,300	268,398
		919,995

Road & Rail - 1.5%
Norfolk Southern Corp	2,100	161,868

Software - 2.5%
Microsoft Corp.	9,300	266,073

Specialty Retail - 1.4%
Lowe’s Co.’s, Inc	3,800	144,096

Total Equity Securities (Cost $9,114,938)		10,291,452

	PRINCIPAL
TIME DEPOSIT - 4.2%	AMOUNT
State Street Bank Time Deposit, 0.12%, 4/1/13	$445,269	445,269

Total Time Deposit (Cost $445,269)		445,269

TOTAL INVESTMENTS (Cost $9,560,207) - 100.7%		10,736,721
Other assets and liabilities, net - (0.7%)		(72,288)
NET ASSETS - 100%		$10,664,433

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 504,724 shares outstanding		$8,103,373
Class C: 59,955 shares outstanding		1,007,436
Class Y: 14,999 shares outstanding		251,332
Undistributed net investment income		219
Accumulated net realized gain (loss)		125,559
Net unrealized appreciation (depreciation)		1,176,514

NET ASSETS		$10,664,433

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $9,283,279)	$18.39
Class C	(based on net assets of $1,103,176)	$18.40
Class Y	(based on net assets of $277,978)	$18.53

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,115 )	$120,628
Interest income	178
Total investment income	120,806

Expenses:
Investment advisory fee	25,895
Transfer agency fees and expenses	13,199
Administrative fees	7,968
Distribution Plan expenses:
Class A	8,927
Class C	3,259
Trustees’ fees and expenses	8,633
Custodian fees	8,403
Registration fees	20,688
Reports to shareholders	8,105
Professional fees	7,981
Accounting fees	649
Miscellaneous	5,170
Total expenses	118,877
Reimbursement from Advisor:
Class A	(49,944)
Class C	(9,112)
Class Y	(7,384)
Fees paid indirectly	(3)
Net expenses	52,434

NET INVESTMENT INCOME	68,372

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	150,592
Change in unrealized appreciation (depreciation)	687,713

NET REALIZED AND UNREALIZED GAIN (LOSS)	838,305

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$906,677

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED MARCH 31, 2013	FROM INCEPTION OCTOBER 31, 2011 THROUGH SEPTEMBER 30, 2012

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$68,372	$68,560
Net realized gain (loss)	150,592	38,367
Change in unrealized appreciation (depreciation)	687,713	488,801

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	906,677	595,728

Distributions to shareholders from:
Net investment income:
Class A shares	(64,521)	(66,066)
Class C shares	(2,886)	(1,044)
Class Y shares	(1,763)	(784)
Net realized gain:
Class A shares	(57,775)	—
Class C shares	(4,128)	—
Class Y shares	(1,300)	—
Total distributions	(132,373)	(67,894)

Capital share transactions:
Shares sold:
Class A shares	2,718,227	5,607,574
Class C shares	682,138	350,907
Class Y shares	172,050	96,000
Reinvestment of distributions:
Class A shares	115,845	64,636
Class C shares	5,928	993
Class Y shares	1,512	85
Redemption fees:
Class A shares	1	—
Shares redeemed:
Class A shares	(220,064)	(182,703)
Class C shares	(28,556)	(3,965)
Class Y shares	(18,313)	—
Total capital share transactions	3,428,768	5,933,527

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,203,072	6,461,361

NET ASSETS
Beginning of period	6,461,361	—
End of period (including undistributed net investment income of $219 and $1,017, respectively)	$10,664,433	$6,461,361

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

		FROM INCEPTION
		OCTOBER 31, 2011
	SIX MONTHS ENDED	THROUGH
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	155,729	362,348
Class C shares	39,261	22,083
Class Y shares	9,861	6,077
Reinvestment of distributions:
Class A shares	6,807	4,032
Class C shares	357	61
Class Y shares	86	5
Shares redeemed:
Class A shares	(12,776)	(11,416)
Class C shares	(1,567)	(240)
Class Y shares	(1,030)	—
Total capital share activity	196,728	382,950

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Equity Income Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

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Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is

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based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$10,291,452	-	-	$10,291,452
Other debt obligations	-	$445,269	-	445,269
TOTAL	$10,291,452	$445,269	-	$10,736,721

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and

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foreign currencies is included in the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $5,645 was payable at period end. In addition, $3,238 was payable at period end for operating expenses paid by the Advisor during March 2013.

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The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Classes A, C, and Y. Under the terms of the agreement, $1,737 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $2,780 was payable at period end.

CID received $11,069 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2013.

Calvert Investment Services, Inc. (“CIS”) is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $1,499 for six months ended March 31, 2013. Under the terms of the agreement, $324 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer. Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $4,250,292 and $1,052,788, respectively.

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As of March 31, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$1,246,963
Unrealized (depreciation)	(74,534)
Net unrealized appreciation/(depreciation)	$1,172,429

Federal income tax cost of investments	$9,564,292

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS A SHARES	2013	(z)	2012	#(z)
Net asset value, beginning	$16.87		$15.00
Income from investment operations:
Net investment income	.16		.30
Net realized and unrealized gain (loss)	1.65		1.83
Total from investment operations	1.81		2.13
Distributions from:
Net investment income	(.14)		(.26)
Net realized gain	(.15)		—
Total distributions	(.29)		(.26)
Total increase (decrease) in net asset value	1.52		1.87
Net asset value, ending	$18.39		$16.87

Total return*	10.94%		14.29%
Ratios to average net assets:A
Net investment income	1.81	% (a)	1.93	% (a)
Total expenses	2.63	% (a)	3.34	% (a)
Expenses before offsets	1.23	% (a)	1.23	% (a)
Net expenses	1.23	% (a)	1.23	% (a)
Portfolio turnover	14%		30%
Net assets, ending (in thousands)	$9,283		$5,988

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS C SHARES	2013	(z)	2012	#(z)
Net asset value, beginning	$16.91		$15.00
Income from investment operations:
Net investment income	.06		.12
Net realized and unrealized gain (loss)	1.66		1.86
Total from investment operations	1.72		1.98
Distributions from:
Net investment income	(.08)		(.07)
Net realized gain	(.15)		—
Total distributions	(.23)		(.07)
Total increase (decrease) in net asset value	1.49		1.91
Net asset value, ending	$18.40		$16.91

Total return*	10.34%		13.21%
Ratios to average net assets:A
Net investment income	.65	% (a)	.75	% (a)
Total expenses	5.15	% (a)	14.33	% (a)
Expenses before offsets	2.35	% (a)	2.35	% (a)
Net expenses	2.35	% (a)	2.35	% (a)
Portfolio turnover	14%		30%
Net assets, ending (in thousands)	$1,103		$370

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,
CLASS Y SHARES	2013	(z)	2012	#(z)
Net asset value, beginning	$16.98		$15.00
Income from investment operations:
Net investment income	.17		.32
Net realized and unrealized gain (loss)	1.68		1.80
Total from investment operations	1.85		2.12
Distributions from:
Net investment income	(.15)		(.14)
Net realized gain	(.15)		—
Total distributions	(.30)		(.14)
Total increase (decrease) in net asset value	1.55		1.98
Net asset value, ending	$18.53		$16.98

Total return*	11.09%		14.15%
Ratios to average net assets:A
Net investment income	2.03	% (a)	2.18	% (a)
Total expenses	9.45	% (a)	59.31	% (a)
Expenses before offsets	.98	% (a)	.98	% (a)
Net expenses	.98	% (a)	.98	% (a)
Portfolio turnover	14%		30%
Net assets, ending (in thousands)	$278		$103

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2011 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable),

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transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 12, 2012, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee;

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comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparative data indicated that the Fund performed above the median of its peer group for the year-to-date period ended June 30, 2012, and below the median of its peer group for the period since the Fund’s inception through June 30, 2012. The data also indicated that the Fund underperformed its passive benchmark for the year-to-date period ended June 30, 2012, and the period since the Fund’s inception through June 30, 2012. The Board took into account management’s discussion of the Fund’s recent performance and the Fund’s underperformance during its first two months of operations. Based upon its review, the Board concluded that the Fund’s overall performance was satisfactory.

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In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the overall performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:  May 30, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:  May 30, 2013

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:  May 30, 2013